Provisions	12 Months Ended
Dec. 31, 2023
Provisions [abstract]
Provisions
D.5	Prov i sions

	Restoration 1 US$m	Employee benefits US$m	Onerous contracts US$m	Other US$m	Total US$m

Year ended 31 December 2023

At 1 January 2023	6,253	517	-	409	7,179

Change in provision	664	5	-	(128)	541

Unwinding of present value discount	237	-	-	-	237

Carrying amount at 31 December 2023	7,154	522	-	281	7,957

Current	1,011	351	-	144	1,506

Non-current	6,143	171	-	137	6,451

Net carrying amount	7,154	522	-	281	7,957

Year ended 31 December 2022

At 1 January 2022	2,218	286	214	106	2,824

Acquisitions through business combination 2	4,310	329	-	165	4,804

Change in provision	(382)	(98)	(216)	137	(559)

Unwinding of present value discount	107	-	2	1	110

Carrying amount at 31 December 2022	6,253	517	-	409	7,179

Current	575	331	-	313	1,219

Non-current	5,678	186	-	96	5,960

Net carrying amount	6,253	517	-	409	7,179

1.
2023 change in provision is due to increase in estimates of
 $1,111
million and accretion of $237 million offset by provisions used of
$447
million. Changes in estimates are due to new activities, revisions to cost and removal scope assumptions and rate escalations, supported by the most recent estimates and benchmarks and the alignment of the ‘expected value approach’ across all assets.

2.	Refer to Note B.5 for details of business combination.
Recognition and measurement
Provisions are recognised when the Group has a present obligation (legal or constructive) as a result of a past event, it is probable that an outflow of resources embodying economic benefits will be required to settle the obligation and a reliable estimate can be made of the amount of the obligation.
Restoration
The restoration provision is first recognised in the period in which the obligation arises. The nature of restoration activities includes the removal of facilities, abandonment of wells and restoration of affected areas. Restoration provisions are updated annually, with the corresponding movement recognised against the related exploration and evaluation assets or oil and gas properties or expensed for late life projects with no corresponding asset.
Over time, the liability is increased for the change in the present value based on a pre-tax
discount rate appropriate to the risks inherent in the liability. The unwinding of the discount is recorded as an accretion charge within finance costs. The carrying amount capitalised in oil and gas properties is depreciated over the useful life of the related asset (refer to Note B.3).
Costs incurred that relate to an existing condition caused by past operations, and which do not have a future economic benefit, are expensed.
Employee benefits
Provision is made for employee benefits accumulated as a result of employees rendering services up to the end of the reporting period. These benefits include wages, salaries, annual leave and long service leave.
Liabilities in respect of employees’ services rendered that are not expected to be wholly settled within one year after the end of the period in which the employees render the related services are recognised as long-term employee benefits.
These liabilities are measured at the present value of the estimated future cash outflow to the employees using the projected unit credit method. Liabilities expected to be wholly settled within one year after the end of the period in which the employees render the related services are classified as short-term benefits and are measured at the amount due to be paid.
Onerous contract provision
Provision is made for loss-making contracts at the present value of the lower of the net cost of fulfilling and the cost arising from failure to fulfil each contract.

Key estimates and judgements

(a) Restoration obligations
The Group estimates the future decommissioning and remediation costs of offshore oil and gas platforms, offshore and onshore production facilities, wells and pipelines at different stages of the development and construction of assets or facilities. In many instances, decommissioning of assets occurs many years into the future.

The Group’s restoration obligations are based on compliance with the requirements of relevant regulations which vary for different jurisdictions. For example Australian regulations require full removal for offshore assets unless regulator approval is received to decommission in-situ.
It is currently the Group’s assumption that in some regulatory jurisdictions and environments, certain infrastructures are decommissioned in-situ where it can be demonstrated that this will deliver equal or better environmental outcomes than full removal and that regulatory approval is obtained where arrangements are satisfactory to the regulator. The Group maintains technical expertise to ensure that industry learnings, scientific research and local and international guidelines are reviewed in assessing its restoration obligations.

The restoration obligation requires judgemental assumptions regarding removal date, environmental legislation and regulations, the extent of restoration activities required, the engineering methodology for estimating cost, technologies used in determining the decommissioning cost, and liability-specific discount rates to determine the present value of these cash flows.

For the year ended 31 December 2022, the Group applied either the ‘expected outcome’ approach or ‘expected value’ approach in assessing the cost estimate. Both approaches are supported by IAS 37
Provisions, Contingent liabilities and Contingent Assets
, produced reliable estimates and are widely used in practice. The ‘expected outcome’ approach was used for heritage Woodside assets (assets held by the Group prior to the BHPP merger) and those assets commonly held by both heritage entities. The ’expected value’ approach was used for heritage BHPP assets (assets acquired from BHP) but excludes assets held
by both heritage entities.

For the year ended 31 December 2023, the Group has aligned to the ‘expected value’ approach and consistently applied it across all assets. This has not resulted in a material change to the prior estimate. The alignment reflects a change to the estimate and not a policy change, therefore no retrospective restatement is required.

Expected value approach
For both onshore and offshore assets, provision has been made taking into consideration a risked range of possible removal outcomes, including full removal of certain assets or project-specific risks (where applicable). Individual site provisions are an estimate of the expected value of future cash flows required to rehabilitate the relevant site using current restoration standards and techniques and taking into account risks and uncertainties. Individual site provisions are discounted to their present value using risk free country-specific discount rates aligned to the estimated timing of cash outflows. This approach takes into consideration the possibility that full removal of all assets may be required.

Inherent uncertainties
The basis of the restoration obligation provision for assets with approved decommissioning plans or general directions issued by the regulator can differ from the assumptions disclosed above. Whilst the provisions reflect the Group’s best estimate based on current knowledge and information, further studies and detailed analysis of the restoration activities for individual assets will be ongoing to ensure that the most accurate information is available when detailed decommissioning plans are required to be submitted to the relevant regulatory authorities. Actual costs and cash outflows can materially differ from the current estimate as a result of changes in regulations and their application, prices, analysis of site conditions, further studies, timing of restoration and changes in removal technology. These uncertainties may result in actual expenditure differing from amounts included in the provision recognised as at 31 December 2023.

A range of
pre-tax
discount rates between 3.7% and 5.0% (2022: 3.4% to 4.7%) has been applied. If the discount rates were decreased by 0.5% then the provision would be $365 million higher. If the cost estimates were increased by 10% then the provision would be $718 million higher. The proportion of the
non-current
balance not expected to be settled within 10 years is 55% (2022: 54%).

(
b
) Onerous contracts
The onerous contract provision assessment requires management to make certain estimates regarding the unavoidable costs and the expected economic benefits from the contract. These estimates require significant management judgement and are subject to risk and uncertainty, and hence changes in economic conditions can affect the assumptions.

As at 31 December 2023, the Corpus Christi contract has a positive value and therefore is
 not currently onerous (2022: nil onerous contract provision). Changes in assumptions predominantly relating to the narrowing of the spread between the sales price and purchase price could result in the contract becoming onerous in the future.

Assumptions used to determine the present value as at 31 December 2023 are set out below:

•
 Discount rate – a
pre-tax,
risk free US government bond rate of 4.04% (2022: 4.10%) has been applied.
•
 LNG pricing – forecast sales and purchase prices are subject to a number of price markers. Price assumptions are based on the best information on the market available at measurement date and derived from short- and long-term views of global supply and demand, building upon past experience of the industry and consistent with external sources. The forecasted sales are linked to gas hub prices (Title Transfer Facility (TTF)) at which physical sales are expected to occur and incorporate known sales pricing information
1
. The long-term gas sales price is estimated on the basis of the Group’s Brent price forecast. The estimated purchase price is linked to US gas hub prices (Henry Hub (HH)) at which physical purchases are expected to occur. The nominal TTF, Brent oil prices and HH gas prices used at 31 December 2023 were:

	2024	2025	2026	2027	2028
TTF (US$/MMBtu)	13.9	14.2	8.8	8.9	9.1
Brent (US$/bbl)	82	80	76	77	79	²
HH (US$/MMBtu)	3.4	3.5	3.5	3.5	3.6	3

1. For committed volumes, contracted pricing has been applied.
2. Long-term oil prices are based on US$70/bbl (2022 real terms) from 2026 and prices are escalated at 2.0% onwards.
3.
Long-term gas prices are based on US$3.2/MMBtu (2022 real terms) from 2026 and
US$3.8/MMBtu
(2022 real terms) from 2030. All long-term prices are escalated at
2.0%.